Exhibit 99.1
Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS

CASE NUMBER: 07-44084-dml-11

JUDGE: D. Michael Lynn

UNITED  STATES  BANKRUPTCY  COURT

NORTHERN DISTRICT OF TEXAS

DIVISION

MONTHLY  OPERATING  REPORT

MONTH  ENDING: NOVEMBER 2007 (2)

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Elaine D. Crowley	Senior Vice President, Chief Financial Officer and Treasurer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Elaine D. Crowley	December 21, 2007
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
/s/ Charlotte B. Stadler	Assistant Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Charlotte B. Stadler	December 21, 2007
PRINTED NAME OF PREPARER	DATE

Notes:
[1]
A consolidated monthly operating report has been submitted for the following debtor entities: The Bombay Company, Inc. (Case No. 07-44084-dml-11), The Bombay FurnitureCompany, Inc. (Case No. 07-44085-dml-11), BBA Holdings, LLC (Case No.07-44086-dml-11), Bombay International, Inc. Case No. (07-44087-dml-11), Bailey Street Trading Company (Case No. 07-44088-dml-11), and  BMAJ, Inc. (Case No. 07-44061-dml-11). Jointly Administered Under The Bombay Company, Inc. (Case No. 07-44084-dml-11), (collectively, the "Debtors").

[2]
The Debtors operate under a retail (52-53 week) fiscal year, which ends on the Saturday nearest January 31.  For the purposes of the monthly operating reports, the following month-end dates have been reported: i) September 2007 ended on October 6, 2007; ii) October 2007 ended on November 3, 2007, iii) November 2007 ended on December 1, 2007.

1 of 12

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-1

CASE NUMBER: 07-44084-dml-11

COMPARATIVE BALANCE SHEET

		Petition Date	October 2007	November 2007	December 2007
ASSETS		9/20/07
1.	CASH & CASH EQUIVALENTS (1)	$3,145,672	$23,792,779	$34,674,271	$0
2.	ACCOUNTS RECEIVABLE (NET)	$220,767	$218,889	$218,889
3.	INVENTORY	$104,233,126	$90,873,577	$65,838,471
4.	NOTES RECEIVABLE	$573,167	$582,539	$586,953
5.	PREPAID EXPENSES	$8,411,346	$12,563,942	$12,233,793
6.	OTHER CURRENT ASSETS	$1,514,755	$3,621,230	$4,258,435
7.	TOTAL CURRENT ASSETS	$114,953,161	$107,860,177	$83,136,541	$0
8.	PROPERTY, PLANT & EQUIPMENT	$157,137,582	$156,962,933	$150,580,070
9.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$(102,575,667)	$(103,878,344)	$(101,978,290)
10.	NET PROPERTY, PLANT & EQUIPMENT	$54,561,915	$53,084,589	$48,601,780	$0
11.	DUE FROM INSIDERS	$(854,896)	$481,472	$2,272,359
12.	OTHER ASSETS - NET OF AMORTIZATION (2)	$2,024,046	$1,970,145	$1,711,275
13.	OTHER (ATTACH LIST)
14.	TOTAL ASSETS	$173,829,898	$187,189,162	$170,396,226	$0
POSTPETITION LIABILITIES
15.	ACCOUNTS PAYABLE		$3,856,282	$1,307,569
16.	TAXES PAYABLE		$4,030,196	$4,568,529
17.	PROFESSIONAL FEES		$4,376,054	$5,262,669
18.	DEFERRED REVENUE		$85,513,615	$61,734,178
19.	OTHER POST PETITION LIABILITIES		$10,616,805	$12,772,231
	TOTAL POSTPETITION LIABILITIES		$108,392,952	$85,645,176	$0
PREPETITION LIABILITIES
21.	SECURED DEBT	$71,824,592	$0	$0
22.	LIABILITIES SUBJECT TO COMPROMISE	$81,136,347	$69,522,623	$67,367,346
23.	TOTAL PREPETITION LIABILITIES	$152,960,939	$69,522,623	$67,367,346	$0
24.	TOTAL LIABILITIES	$152,960,939	$177,915,575	$153,012,522	$0
EQUITY
25.	PREPETITION OWNERS' EQUITY	$20,868,959	$20,868,959	$20,868,959
26.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(11,598,491)	$(3,492,625)
27.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION) (3)		$3,119	$7,370
28.	TOTAL EQUITY	$20,868,959	$9,273,587	$17,383,704	$0
	TOTAL LIABILITIES & OWNERS' EQUITY	$173,829,898	$187,189,162	$170,396,226	$0

         Notes:
[1]
As historically reported on the Debtors' SEC filings, cash and cash equivalents includes cash in the operating accounts, credit card receivables, store depository accounts, and foreign office accounts.  In addition, cash and cash equivalents for the months ended after September 2007 include cash collateralized letters of credit.

[2]	Balance includes capitalized software and other intangibles.

Item 6: Other Current Assets	Petition Date	October 2007	November 2007
Employee Receivables	$(3,176)	$(3,630)	$114,192
Miscellaneous Receivables	1,188,193	1,572,576	1,562,710
DOM In transit – Non Merchandise	3,666	108	0
Deposits	311,825	2,037,929	2,567,286
Treasury Bond	37,922	37,922	37,922
Intl Claim Receivable	(23,675)	(23,675)	(23,675)
	$1,514,755	$3,621,230	$4,258,435

Item 19: Other Post Petition Liabilities
Accrued Expenses/Inventory		$5,249,931	$7,348,201
Customer Prepayments		2,972,676	2,630,428
Accrued Salaries		2,394,198	2,793,602
		$10,616,805	$12,772,231

[3]	Represents FAS 123R stock compensation expense adjustment.

2 of 12

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-2

CASE NUMBER: 07-44084-dml-11

INCOME STATEMENT
		Sept / Oct 2007 (1)	November 2007	December 2007	QUARTER
REVENUES					TOTAL
1.	GROSS REVENUES	$57,073,374	$61,684,749		$118,758,123
2.	LESS: RETURNS & DISCOUNTS	$(3,144,878)	$(734,437)		$(3,879,315)
3.	NET SALES	$53,928,496	$60,950,312	$0	$114,878,808
4.	DELIVERY INCOME	$286,995	$17,166		$304,161
5.	NET REVENUE	$54,215,491	$60,967,478		$115,182,969
COST OF GOODS SOLD
6.	STORE COGS	$24,156,560	$26,337,223		$50,493,783
7.	SHRINK	$269,617	$304,786		$574,403
8.	DC EXPENSE	$1,419,649	$1,171,273		$2,590,922
9.	DC FRIEGHT TO STORES	$1,983,519	$1,263,487		$3,247,006
10.	HOME OFFICE ADJUSTMENTS	$(881,944)	$474,121		$(407,823)
11.	TOTAL COST OF GOODS SOLD	$26,947,401	$29,550,890	$0	$56,498,291
12.	GROSS PROFIT	$27,268,090	$31,416,588	$0	$58,684,678
OPERATING EXPENSES
13.	BUYING AND OCCUPANCY COSTS	$5,747,626	$1,132,503		$6,880,129
14.	PAYROLL	$5,168,912	$335,110		$5,504,022
15.	HOME OFFICE OCCUPANCY	$553,070	$393,191		$946,261
16.	CREDIT AND COLLECTIONS	$262,766	$70,360		$333,126
17.	GENERAL	$97,332	$(2,631,394)		$(2,534,062)
18.	INSURANCE AND TAXES	$1,300,727	$756,099		$2,056,826
19.	PROFESSIONAL SERVICES	$(66,346)	$425,113		$358,767
20.	JV EXPENSE, NET	$16,153,096	$34,609,259		$50,762,355
21.	OTHER (Training, travel, public company exp.)	$80,951	$25,238		$106,189
22.	TOTAL OPERATING EXPENSES	$29,298,134	$35,115,480	$0	$64,413,614
23.	INCOME BEFORE NON-OPERATING
24.	INCOME & EXPENSE	$(2,030,044)	$(3,698,892)	$0	$(5,728,936)
OTHER INCOME & EXPENSES
25.	NON-OPERATING INCOME (ATT. LIST) (3)		$12,949,695		$12,949,695
26.	NON-OPERATING EXPENSE (ATT. LIST)	$4,270			$4,270
27.	INTEREST EXPENSE	$543,587			$543,587
28.	DEPRECIATION / DEPLETION				$0
29.	AMORTIZATION				$0
30.	ROYALTY FEE	$910,617			$910,617
31.	NET OTHER INCOME & EXPENSES	$1,458,474	$(12,949,695)	$0	$(11,491,221)
REORGANIZATION EXPENSES
32.	PROFESSIONAL FEES	$4,376,057	$1,144,937		$5,520,994
33.	U.S. TRUSTEE FEES	$1,500	$0		$1,500
34.	OTHER (2)	$3,732,844	$0		$3,732,844
35.	TOTAL REORGANIZATION EXPENSES	$8,110,401	$1,144,937	$0	$9,255,338
36.	INCOME TAX	$(428)			$(428)
37.	NET PROFIT (LOSS)	$(11,598,491)	$8,105,866	$0	$(3,492,625)

Notes:
[1]	Period represents September 20, 2007 through November 3, 2007.
[2]	Represents written-off of capitalized origination fees (from pre-petition debt), debtor-in-possession financing costs, and related debtor-in-possession financing fees.
[3]	Represents gain on sale of corporate building for $12.9 million.

3 of 12

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-3

CASE NUMBER: 07-44084-dml-11

CASH RECEIPTS AND		September 2007 (1)	October 2007 (1)	November 2007	December 2007	QUARTER
DISBURSEMENTS						TOTAL
1.	CASH - BEGINNING OF MONTH	$881,175	$0	$3,768,145	$0	$881,175
RECEIPTS FROM OPERATIONS
2	TOTAL OPERATING RECEIPTS	$9,544,926	$35,821,540	$60,893,939		$106,260,405
	NON - OPERATING RECEIPTS
3	LOANS & ADVANCES (REPAYMENT)	$5,998,804				$5,998,804
4	SALE OF ASSETS		$14,054,899	$15,873,115		$29,928,014
5	REIMBURSEMENT (TO)/FROM LIQUIDATORS		$(22,622,814)	$(43,128,330)		$(65,751,144)
6	OTHER (ATTACH LIST)					$0
7	TOTAL NON-OPERATING RECEIPTS	$5,998,804	$(8,567,915)	$(27,255,215)		$(29,824,326)
8	TOTAL RECEIPTS	$15,543,730	$27,253,625	$33,638,724		$76,436,079
9	TOTAL CASH AVAILABLE	$16,424,905	$27,253,625	$37,406,869		$77,317,254
OPERATING DISBURSEMENTS
10	PAYROLL, PAYROLL TAXES, BENEFITS	$2,742,333	$6,145,897	$6,261,360		$15,149,590
11	SALES, USE & OTHER TAXES PAID	$521,315	$200,710	$4,939,905		$5,661,930
12	MERCHANDISE	$1,993,517	$4,320,802	$2,648,509		$8,962,828
13	GENERAL AP	$379,832	$1,466,845	$1,269,315		$3,115,992
14	RENT & OCCUPANCY	$6,216,359	$6,699,674	$6,782,997		$19,699,030
15	FREIGHT	$389,714	$1,203,790	$2,196,670		$3,790,174
16	CRITICAL VENDOR PAYMENTS	$2,422,588	$270,034	$145,775		$2,838,397
17	OTHER (ATTACH LIST)	$1,394,563	$1,973,934	$238,796		$3,607,293
18	TOTAL OPERATING DISBURSEMENTS	$16,060,221	$22,281,686	$24,483,327		$62,825,234
REORGANIZATION EXPENSES
19	PROFESSIONAL FEES		$8,794	$292,722		$301,516
20	U.S. TRUSTEE FEES			$1,500		$1,500
21	OTHER (ATTACH LIST)	$364,684	$1,195,000			$1,559,684
22	TOTAL REORGANIZATION EXPENSES	$364,684	$1,203,794	$294,222		$1,862,700
23	TOTAL DISBURSEMENTS (3)	$16,424,905	$23,485,480	$24,777,549		$64,687,934
24	NET CASH FLOW	$(881,175)	$3,768,145	$8,861,175		$11,748,145
25	CASH - END OF MONTH (2)	$0	$3,768,145	$12,629,320		$12,629,320

Note:
[1]	September and October cash receipts and disbursements are for the period from September 22, 2007 through November 2, 2007.
[2]
Through October 17, 2007, the Debtors held a debtor-in-possession ("DIP") credit facility.  All cash flow receipts were swept into the DIP facility and subsequent advances were taken against the DIP facility for disbursement requirements.

[3]
All of the Debtors' disbursements are made from The Bombay Company, Inc. (Case No. 07-44084-dml-11) and The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11).  Disbursements by Debtor have been are as follows:

Total Disbursements	September 2007 (1)	October 2007 (1)	November 2007	December 2007	Total Disbursements
The Bombay Company, Inc. (07-44084-dml-11)	$16,424,905	$23,370,480	$24,663,019		$64,458,404
The Bombay Furniture Company, Inc. (07-44085-dml-11)		$115,000	114,530		$229,530
	$16,424,905	$23,485,480	$24,777,549	$0	$64,687,934

	September 2007	October 2007	November 2007
Item 17: Other Operating Disbursements
Insurance	159,988	344,519
Leasehold Improvements	-	30,330
Interest and Bank Fees	442,191	534,824
Transfers to/(from) Bombay Canada	792,384	1,064,261
International Offices			114,530
Other Corporate Expense			124,266
Total	$1,394,563	$1,973,934	$238,796

Item 21: Other Reorganization Expenses
GB Legal Fees	364,684	-	-
Tiger Break Up Fee	-	1,080,000	-
Foreign Office Severance	-	115,000	-
Total	$364,684	$1,195,000	$-

4 of 12

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-4

CASE NUMBER: 07-44084-dml-11

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	September	October	November
1.	0-30
2.	31-60
3.	61-90
4.	91+		$989,086	$987,208	$987,208
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$989,086	$987,208	$987,208
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$(768,319)	$(768,319)	$(768,319)
7.	ACCOUNTS RECEIVABLE (NET)	$0	$220,767	$218,889	$218,889

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	November 2007

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0
2.	STATE	$0
3.	LOCAL	$0
4.	SALES TAX (1)	$3,729,716				$3,729,716
5.	TOTAL TAXES PAYABLE	$3,729,716	$0	$0	$0	$3,729,716

6.	ACCOUNTS PAYABLE

STATUS OF POSTPETITION TAXES				MONTH:	November 2007

			BEGINNING TAX	AMOUNT WITHHELD AND/	AMOUNT	ENDING TAX
FEDERAL			LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING		$0	$539,093	$539,093	$0
2.	FICA-EMPLOYEE		$0	$320,897	$320,897	$0
3.	FICA-EMPLOYER		$122,486	$324,842	$320,897	$126,431
4.	UNEMPLOYMENT		$4,618	$14,614	$13,383	$5,849
5.	INCOME		$0	$0	$0	$0
6.	OTHER PAYROLL TAXES		$29,566	$155,109	$153,407	$31,267
7.	TOTAL FEDERAL TAXES		$156,671	$1,354,554	$1,347,677	$163,548
STATE AND LOCAL
8.	WITHHOLDING		$0	$103,150	$103,150	$0
9.	SALES		$3,557,469	$4,286,412	$4,114,164	$3,729,716
10.	EXCISE		$0			$0
11.	UNEMPLOYMENT		$16,029	$51,523	$47,587	$19,965
12.	OTHER PAYROLL TAXES		$498			$498
13.	REAL PROPERTY		$24,294	$17,776	$0	$42,070
14	PERSONAL PROPERTY		$190,826	$95,413	$0	$286,239
15	FRANCHISE		$55,000	$27,500	$0	$82,500
16	BUSINESS LICENSE TAX		$29,410	$22,000	$2,795	$48,615
17	TOTAL STATE & LOCAL		$3,873,526	$4,603,774	$4,267,696	$4,209,603
18	TOTAL TAXES		$4,030,196	$5,958,327	$5,615,372	$4,373,151

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

5 of 12

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-5

CASE NUMBER: 07-44084-dml-11

The  debtor  in  possession  must  complete  the  reconciliation  below  for  each  bank  account, including  all  general,  payroll  and  tax  accounts, as  well  as  all  savings  and  investment accounts,  money  market  accounts,  certificates  of  deposit,  government obligations, etc. Accounts  with restricted  funds should be identified  by  placing  an  asterisk next to the account  number.  Attach  additional  sheets  if  necessary.

		MONTH:	November 2007
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A.	BANK:
B.	ACCOUNT NUMBER:				TOTAL
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT	SEE MOR 5 ATTACHMENT (1)
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	NONE
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$211,200

13.	TOTAL CASH - END OF MONTH				$211,200

Note:
[1]
Due to the large number of bank accounts held by the Debtors, bank account reconciliations have not been completed through the end of November 2007.  The Debtors will report October bank reconciliation data in the following monthly operating reporting period.

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The Bombay Company, Inc.
MOR 5 Attachment - Bank Reconciliations
MONTH: October 2007 (November 3, 2007)

Operating Accounts
BANK RECONCILIATIONS	ACCOUNT # 1	ACCOUNT # 2	ACCOUNT # 3	ACCOUNT # 4	STORES	CONSOLIDATED
A. BANK:	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Various	Various
B. ACCOUNT NUMBER:	412-1166318	412-1166300	960-0058583	960-0058598	various	Various
C. PURPOSE (TYPE):	Concentrator	Blocked	Accounts Payable	Payroll	Store Deposits	Store deposits
1. Balance per bank statement	$-	$-	$-	$-	$185,586.77	$1,134,014.08
2. Add: Total deposits not credited	$10,284,315.63	$9,265,435.61	$3,532.16	$(62,326.40)	$(66,058.57)	$367,491.79
3. Subtract: Outstanding checks			$(7,305,321.18)	$(147,428.75)	$-	$(388,417.52)
4. Other reconciling items	$(9,644,946.01)	$7,518,858.17	$10,724.77	$(12,628.74)	$62,706.43	$304,165.60
5. Month end balance per books	$639,369.62	$16,784,293.78	$(7,291,064.25)	$(222,383.89)	$194,076.93	$1,417,253.95
6. Number of last check written			1173138	501659

Store Accounts
BANK RECONCILIATIONS	Store 161	Store 162	Store 164	Store 166	Store 167	Store 168	Store 175	Store 188
A. BANK:	FROST	UNITED CO.	NAT. CITY	FIDELITY	CITIZENS	WRENTHAM	SECURITY	JOHNSON
B. ACCOUNT NUMBER:	420000221	2036105957	389048570	168400657	6100151980	16004061	906336	1000431649
C. PURPOSE (TYPE):
1. Balance per bank statement	$8,629.91	$8,004.64	$6,557.24		$4,038.54	$10,210.02	$6,837.14	$7,091.26
2. Add: Total deposits not credited	$423.22	$(2,844.81)	$(2,122.86)		$(2,103.34)	$(4,659.84)	$(1,444.21)	$(2,212.75)
3. Subtract: Outstanding checks
4. Other reconciling items	$111.81	$2,424.83	$4,853.39		$4,544.14	$3,238.13	$1,543.27	$1,582.54
5. Month end balance per books	$9,164.94	$7,584.66	$9,287.77	$5,180.38	$6,479.34	$8,788.31	$6,936.20	$6,461.05
6. Number of last check written

Store Accounts
BANK RECONCILIATIONS	Store 189	Store 195	Store 198	Store 223	Store 224	Store 265	Store 286	Store 289
A. BANK:	REGIONS	REGIONS	NORTHWAY	CHASE	IBC		Regions	Fifth Third Bank
B. ACCOUNT NUMBER:	6454025679	6454025679	49505	576500454165	5558337101		18570909	7690895029
C. PURPOSE (TYPE):
1. Balance per bank statement	$7,010.08		$6,837.40	$3,301.83	$18,419.80	$6,927.28	$586.59	$3,117.60
2. Add: Total deposits not credited	$(2,482.92)		$(2,169.37)	$(1,198.62)	$(4,078.73)	$(3,374.13)		$(2,683.95)
3. Subtract: Outstanding checks
4. Other reconciling items	$1,949.83		$3,390.24	$701.64	$6,494.06	$1,594.22		$2,651.27
5. Month end balance per books	$6,476.99	$-	$8,058.27	$2,804.85	$20,835.13	$5,147.37	$586.59	$3,084.92
6. Number of last check written

Store Accounts
BANK RECONCILIATIONS	Store 298	Store 441	Store 457	Store 488	Store 513	Store 519	Store 520	Store 525
A. BANK:	Chase	Chase	West Suburban Bank	National City	US Bank	Security Service Fedeal	Bridgehampton National	National City
B. ACCOUNT NUMBER:	780501387565	6106305992	2100037129	585187138	152302951180	4317030071	100193291	705800110
C. PURPOSE (TYPE):
1. Balance per bank statement	$18,203.07	$5,350.34	$6,238.13	$3,242.82	$5,720.66	$5,154.27	$4,579.84	$3,074.32
2. Add: Total deposits not credited	$(15,153.42)	$-	$(2,253.29)	$(797.76)	$(2,568.52)	$(717.59)		$(896.23)
3. Subtract: Outstanding checks
4. Other reconciling items	$3,974.69	$3,629.49	$3,016.97	$869.61	$1,057.52	$2,248.85	$(388.00)	$2,443.76
5. Month end balance per books	$7,024.34	$8,979.83	$7,001.81	$3,314.67	$4,209.66	$6,685.53	$4,191.84	$4,621.85
6. Number of last check written

Store Accounts
BANK RECONCILIATIONS	Store 528	Store 696	Store 701	Store 704	Store 825	Store 861	Store 893	Store 896
A. BANK:	Canadaigua National	CHASE	FIFTH THIRD	FIFTH THIRD	FIFTH THIRD	CITIZENS	CITIZENS	CITIZENS
B. ACCOUNT NUMBER:	950000601	995010543265	83567335	7340323653	7020840364	6101383222	3308589437	6101636988
C. PURPOSE (TYPE):
1. Balance per bank statement	$3,870.01		$2,088.89	$4,480.21	$3,980.46	$2,058.89	$5,193.42	$4,901.33
2. Add: Total deposits not credited	$(2,202.78)		$(408.24)	$(1,642.87)	$(1,452.32)	$(682.97)	$(2,513.77)	$(871.20)
3. Subtract: Outstanding checks
4. Other reconciling items	$2,052.50		$537.81	$1,174.69	$1,056.12	$1,150.91	$943.63	$2,243.90
5. Month end balance per books	$3,719.73	$6,661.92	$2,218.46	$4,012.03	$3,584.26	$2,526.83	$3,623.28	$6,274.03
6. Number of last check written

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The Bombay Company, Inc.
MOR 5 Attachment - Bank Reconciliations
MONTH: October 2007 (November 3, 2007)

Store Accounts
BANK RECONCILIATIONS	DC 901	DC 903	DC 905	DC 907	DC 909
A. BANK:	STATE NATIONAL	MANUFACTURER'S TRUST	BOA	CITIZEN'S NATIONAL	FIFTH THIRD BANK
B. ACCOUNT NUMBER:	101932200	78070511	3256672959	243133165	7651702099
C. PURPOSE (TYPE):
1. Balance per bank statement	$809.81	$3,323.16	$996.58	$4,177.44	$573.79
2. Add: Total deposits not credited	$(123.20)	$(543.75)	$(1,059.00)	$(778.35)	$(441.00)
3. Subtract: Outstanding checks
4. Other reconciling items	$255.35	$35.55	$644.47	$620.55	$58.69
5. Month end balance per books	$941.96	$2,814.96	$582.05	$4,019.64	$191.48
6. Number of last check written

Consolidated Stores
BANK RECONCILIATIONS	ACCOUNT # 1	ACCOUNT # 2	ACCOUNT # 3	ACCOUNT # 4	ACCOUNT # 5	ACCOUNT #6
A. BANK:	Wells Fargo	PNC	Wachovia	Chase	Suntrust	Bank of America
B. ACCOUNT NUMBER:	4944050095	3095429814	2000013850397	1596058972	7020723321
C. PURPOSE (TYPE):	store deposits	store deposits	store deposits	Store deposits	Store deposts	Store Deposits
1. Balance per bank statement	$23,464.71	$8,531.99	$(3,014.39)	$(579.86)	$9,212.57	$1,096,399.06
2. Add: Total deposits not credited	$76,600.15	$11,349.43	$87,488.81	$158,130.39	$33,923.01
3. Subtract: Outstanding checks	$(97,069.36)	$(12,713.29)	$(102,259.67)	$(138,490.15)	$(37,885.05)
4. Other reconciling items	$62,422.42	$9,184.44	$84,128.89	$122,197.36	$26,232.49
5. Month end balance per books	$65,417.92	$16,352.57	$66,343.64	$141,257.74	$31,483.02	$1,096,399.06
6. Number of last check written

8 of 12

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-6

CASE NUMBER: 07-44084-dml-11

	MONTH:	November 2007

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID (1)	TO DATE
1.	Elaine D. Crowley	Salary	$23,312	$64,107
2.	Don Roach	Salary	$20,637	$56,752
3.	Dave Stewart	Salary	$6,923	$88,758
4.	Steve Woodward	Salary	$0	$18,339
5.	Mike Veitenheimer	Salary	$20,652	$56,794
6	Linda Stephenson	Salary	$17,927	$44,817
7	Don Roach	Expense Reimbursement	$34	$862
8	Linda Stephenson	Expense Reimbursement	$0	$306
9.	TOTAL PAYMENTS TO INSIDERS		$89,485	$330,735

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT (1)	APPROVED (2)	PAID	TO DATE	& UNPAID *
1.	Asset Disposition Advisors (1)	N/A	465,216	465,216	465,216	971,969
2.	Baker McKenzie	N/A	-	-	-	41,489
3.	Haynes and Boone	N/A	519,313	519,313	519,313	304,936
4.	FTI Consulting, Inc. (1)	N/A	-	-	-	2,069,813
5.	Mesirow Financial	N/A	104,213	104,213	104,213	48,168
6	Cooley Godward Kronish	N/A	414,650	414,650	414,650	237,282
7	Forshey and Prostok	N/A	-	-	-	129,622
8	Financial Dynamics	N/A	-	-	-	58,561
9	Lang Mitchner	N/A	-	-	-	61,476
10	Alix Partners		258,322	258,322	$258,322	-
11	TOTAL PAYMENTS TO PROFESSIONALS		$1,761,714	$1,761,714	$1,761,714	$3,923,316

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Utility Deposits	-	363,215	-
2.	Freight Deposits		200,000
3	TOTAL	$-	$563,215	-

Note:
[1]	Professional fees include accrued and unbilled success fees for FTI Consulting, Inc. and Asset Disposition Advisors of $1 million and $500,000, respectively.
[2]
Per the administrative Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals and Committee Members (the “Administrative Order”), entered October 17, 2007, professionals may be paid eighty percent (80%) of the fees and one hundred percent (100%) of the out-of-pocket expenses as set forth in the applicable monthly fee statement if no objections are made within ten (10) days after submission.

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The Bombay Company, Inc.
MOR 6 Attachment - Adequate Assurance - Utility and Freight Deposits
11/03/07 thru 12/1/07

	AMOUNTS PAID
VENDOR / UTILITY PROVIDER	DURING MONTH	TYPE

PG&E	26,102.50	Utility
AT&T BROADBAND	289,210.70	Utility
CONNECTICUT LIGHT & POWER (515	12,303.00	Utility
CHAIN STORE MAINTENANCE	10,000.00	Utility
ANDREWS LOGISTICS, INC.	200,000.00	Freight
CLECO POWER LLC	653.00	Utility
ENFRASTRUCTURE TECHNOLOGIES, I	14,163.00	Utility
ATMOS ENERGY	439.90	Utility
ENTERGY	10,342.87	Utility
	$563,214.97

10 of 12

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.		ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

	MONTH:	November 2007

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X [1]
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X [2]
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X [3]
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X [4]
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

[1]
During the reporting period, The Bombay Company, Inc. (case no. 07-44084-dml-11) sold the corporate headquarters building and this sale was authorized by the United States Bankruptcy Court of the Northern District of Texas, Fort Worth Division.

[2]	As of the end of the reporting period, intercompany receivables exist with The Bombay Furniture Company of Canada, Inc.
[3]
As authorized by certain first day orders entered by the Bankruptcy Court, the Debtors have made certain permitted payments on pre-petition claims. Such payments have been reported to the Bankruptcy Court through the first and second notice of payment of claims of certain foreign vendors and shippers, dated filed October 22, 2007 and November 22, 2007, respectively.

[4]	As authorized by the Bankruptcy Court, the Debtors paid certain 2007 pre-petition personal and real property taxes.

11 of 12

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.		ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

	MONTH:	November 2007

QUESTIONNAIRE

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
General Liability	Federal (Chubb)/ Liberty Mutual	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Auto Liability & Physical Damage	Federal (Chubb)/ Liberty Mutual	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Workers Compensation	Federal (Chubb)/ Liberty Mutual	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Liability Umbrella	Firemen's Fund	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Foreign Liability	Great Northern (Chubb)	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Property, Boiler & Machinery	Lexington	Feb 1,2007 through January 31, 2008	Annual premium paid to date
XS Earthquake (1)	Essex/ACE	Feb 1,2007 through January 31, 2008	$12,839.06
Directors & Officers Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Fiduciary Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Employee Dishonesty	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Travel & Accident	Federal (Chubb)	July 1,2007 through June 30, 2008	Annual premium paid to date
Other Crime (K&R)	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Internet Liability	Axis Specialty Insurance Company	June 1,2007 through May 31, 2008	Annual premium paid to date
Ocean Marine	Indem Ins Co of N.A.	Feb 1,2007 through January 31, 2008	Annual premium paid to date

Final installment payment to be made during December 2007.

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